                                                                     EXHIBIT 1.1


                          J.P. MORGAN SECURITIES INC.


                           Lowrance Electronics, Inc.

                           _____Shares of Common Stock

                             Underwriting Agreement



                                                                 __________,2004



J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

         Lowrance Electronics, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. (the "Underwriter"), for whom an aggregate of _______ shares and, at the option of the Underwriter, up to an additional _______ shares, of Common Stock, par value $0.10 per share (the "Stock"), of the Company and the stockholders of the Company named in
Schedule I hereto (the "Selling Stockholders") propose to sell to the Underwriter an aggregate of _______ shares and, at the option of the Underwriter, up to an additional _______ shares of Stock. The aggregate of _______ shares to be sold by the Company and the Selling Stockholders is herein called the "Underwritten Shares" and the aggregate of _______ additional shares to be sold by the Company and the Selling Stockholders is herein called the "Option Shares". The Underwritten Shares and the Option Shares are herein referred to as the "Shares".

         The Company hereby confirms its agreement with the Underwriter concerning the purchase and sale of the Shares, as follows:

         1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. ______________) including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information, and the term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be

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                                                                               2

deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

         2. Purchase of the Shares by the Underwriter. (a) The Company and each of the Selling Stockholders agree, severally and not jointly, to sell the Shares to the Underwriter as set forth opposite the name of the Underwriter in Schedule II hereto and as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Company and each of the Selling Stockholders at a purchase price per share of $ _______ (the "Purchase Price") the number of Underwritten Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule I.

         In addition, the Company and each of the Selling Stockholders, as and to the extent indicated in Schedule I hereto agree, severally and not jointly, to sell the Option Shares to the Underwriter and the Underwriter shall have the option to purchase at its election up to [ ] Option Shares at the Purchase Price. The Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase from the Company and each of the Selling Stockholders at the Purchase Price the number of Option Shares as to which such election shall have been exercised. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and each Selling Stockholder as set forth in Schedule I hereto.

         The Underwriter may exercise the option to purchase the Option Shares at any time and from time to time on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriter to the Company and the Attorney-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

         (b) The Company and the Selling Stockholders understand that the Underwriter intends to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company and the Selling Stockholders acknowledge and agree that the Underwriter may offer and sell Shares to or through any affiliate of the Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through the Underwriter.

         (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriter and by the Attorneys-in-Fact (as defined below), or any of them, with regard to payment to the Selling Stockholders in the case of the Underwritten Shares, at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 A.M. New York City time on _____, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriter and the Company and the Attorneys-in-Fact may agree upon in writing or, in

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                                                                               3


the case of the Option Shares, on the date and at the time and place specified by the Representative in the written notice of the Underwriter's election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date".

         Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriter for the account of the Underwriter of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Underwriter shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company or the Selling Stockholders, as the case may be. The certificates for the Shares will be made available for inspection and packaging by the Underwriter at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

         3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter and the Selling Stockholders that:

         (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in any Preliminary Prospectus, such information consisting solely of the information set forth as such in Section 8(c) hereof.

         (b) Registration Statement and Prospectus. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any

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                                                                               4


amendment or supplement thereto, such information consisting solely of the information set forth as such in Section 8(c) hereof.

         (c) Financial Statements. The financial statements and the related notes thereto included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement and the Prospectus regarding the Company has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

         (d) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt (other than in the ordinary course of business with respect to the revolving line of credit) of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

         (e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any

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                                                                               5

corporation, association or other entity other than the subsidiaries listed in
Exhibit 21 to the Registration Statement.

         (f) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party except for a security interest by Fleet Capital Corporation on all of the assets of the Company, including the stock of each subsidiary of the Company, pursuant to the Loan and Security Agreement dated December 15, 1993, as amended, by the Company in favor of Barclays Business Credit, Inc. (N/K/A Fleet Capital Corporation).

         (g) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

         (h) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

         (i) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

         (j) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any

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                                                                               6


court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (k) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, the issuance by the Company of the Shares to be issued upon exercise of the Options (as hereinafter defined) and the consummation by the Company of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflict, breach, violation, default, lien, charge or encumbrance that could not reasonably be expected to result in a Material Adverse Effect, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violation that could not reasonably be expected to result in a Material Adverse Effect.

         (l) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, the issuance by the Company of the Shares to be issued upon the exercise of the Options and the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter.

         (m) Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the best knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.



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                                                                               7



         (n) Independent Accountants. Deloitte & Touche LLP are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder ("Independent Accountants"), and Arthur Andersen LLP, at the time that they were the Company's accountants, were Independent Accountants.

         (o) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (p) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others.

         (q) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

         (r) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

         (s) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, which if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect.

         (t) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities

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                                                                               8


that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same could not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

         (u) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened.

         (v) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (w) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

         (x) Accounting and Disclosure Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The

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                                                                               9

Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

         (y) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

         (z) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (aa) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

         (bb) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

         (cc) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholder hereunder.



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                                                                              10

         (dd) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (ee) Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

         (ff) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

         (gg) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (hh) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

         (ii) No securities or preferred stock of or guaranteed by the Company or any of its subsidiaries has been rated by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436 (g)(2) under the Securities Act.

         (jj) The Options. The unissued Shares issuable upon the exercise of options (the "Options") to be exercised by certain of the Selling Stockholders (the "Optionholders") have been duly authorized by the Company, validly reserved for issuance, and at the time of delivery to the Underwriter with respect to such Shares, such Shares will be issued and delivered in accordance with the provisions of the Stock Option Agreements between the Company and such Selling Stockholders pursuant to which such Options were granted (the "Option Agreements") and will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus.

         (kk) The Option Agreements. The Options were duly authorized and issued pursuant to the Option Agreements and constitute valid and binding obligations of the Company and the Optionholders are entitled to the benefits provided by the Option Agreements; the Option Agreements were duly authorized, executed and delivered and constitute valid and legally binding agreements enforceable against the Company in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability; and the Options and the Option Agreements conform to the descriptions thereof in the Prospectus.

         (ll) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

         4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to the Underwriter and the Company that:

                  (a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder.

                  (b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject or (ii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

                  (c) Title to Shares. Such Selling Stockholder has good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder hereunder (other than the Shares to be issued upon exercise of Options), free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, assuming due issuance of any Shares to be issued upon exercise of Options, good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Underwriter.

                  (d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

                  (e) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, such information consisting solely of the information set forth as such in Section 8(c) hereof.

                  (f) Material Information. Such Selling Stockholder represents and warrants to the Underwriter as of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, that the sale of the Securities by such Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement or the Prospectus.

                  (g) Representations and Warranties of the Company. Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 3 are not true and correct, is familiar with the Registration Statement and Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Prospectus that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (h) No Registration Rights. There are no contracts, agreements or understandings between such Selling Stockholder and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                  Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholders hereunder other than any such Shares to be issued upon the exercise of Options, have been, and each of the Selling Stockholders who is selling Shares upon the exercise of Options represents and warrants that duly completed and executed irrevocable Option exercise notices, in the forms specified by the relevant Option Agreement, with respect to all of the Shares to be sold by such Selling Stockholders hereunder have been, placed in custody under a Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to [_______], as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule I hereto, and each of them, as such Selling Stockholder's Attorneys-in-fact (the "Attorneys-in-Fact" or any one of them the "Attorney-in Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriter to the Selling Stockholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder, to authorize (if applicable) the exercise of the Options to be exercised with respect to the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

                  Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates or the irrevocable Option exercise notice, in either case held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriter hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:


         (a) Effectiveness of the Registration Statement. The Company will use its reasonable best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and the Company will furnish copies of the Prospectus to the Underwriter in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request.

         (b) Delivery of Copies. The Company will deliver, without charge, (i) to the Underwriter, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to the Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriter may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by the Underwriter or any dealer.

         (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects.

         (d) Notice to the Representative. The Company will advise the Underwriter promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed;
(iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

         (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriter and to such dealers as the Underwriter may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

         (f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares.

         (g) Earning Statement. The Company will make generally available to its security holders and the Underwriter as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

         (h) Clear Market. For a period of 90 days after the date of the initial public offering of the Shares, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter; provided, however, that the Company may issue (i) Shares to be sold hereunder, and (ii) options to purchase its Stock, or Stock upon the exercise of outstanding options as described in the Prospectus, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but in the case of newly issued options, only if the holders of such options or shares issued upon exercise of such options agree or have agreed in writing not to directly or indirectly offer, pledge, announce the intention to sell, sell, transfer or dispose of any Stock or securities exercisable or exchangeable for Stock during such 90-day period without the prior written consent of the Underwriter.

         (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Prospectus under the heading "Use of Proceeds".

         (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (k) Exchange Listing. The Company will use its best efforts to list for quotation the Shares on the National Association of Securities Dealers Automated Quotations National Market (the "Nasdaq National Market").

         (l) Reports. So long as the Shares are outstanding, the Company will furnish to the Underwriter, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

         6. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with the Underwriter that:

                  (a) Clear Market. For a period of 90 days after the date of the initial public offering of the Shares, such Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of the Underwriter, in each case other than the Shares to be sold by such Selling Stockholder hereunder.

                  (b) Tax Form. It will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriter's documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

         7. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

         (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Underwriter shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriter.

         (b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

         (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

         (d) Officer's Certificate. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate (i) of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Underwriter (A) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation of the Company set forth in
Section 3(b) hereof is true and correct, (B) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (C) to the effect set forth in paragraphs (a), (c) and (d) above and (ii) of the Selling Stockholders, in form and substance reasonably satisfactory to the Underwriter, (A) confirming that the representation of such Selling Stockholders set forth in Section 4(e) hereof is true and correct and
(B) confirming that the other representations and warranties of such Selling Stockholders in this agreement are true and correct and that the such Selling Stockholders have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

         (e) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Underwriter, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

         (f) Opinion of Counsel for the Company. Locke Liddell & Sapp LLP, counsel for the Company, shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, to the effect set forth in Annex A hereto.

         (g) Opinion of Counsel for the Selling Stockholders. Locke Liddell & Sapp LLP, counsel for the Selling Stockholders, shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, to the effect set forth in Annex B hereto.

         (h) Opinion of Counsel for the Underwriter. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Cravath, Swaine & Moore LLP, counsel for the Underwriter, with respect to such matters as the Underwriter may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

         (j) Good Standing. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Underwriter may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

         (k) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on The Nasdaq National Market, subject to official notice of issuance.

         (l) Lock-up Agreements. The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

         (m) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Underwriter such further certificates and documents as the Underwriter may reasonably request.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

         8. Indemnification and Contribution.

         (a) Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter through the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (c) below.

         (b) Indemnification of the Underwriter by the Selling Stockholders. Each of the Selling Stockholders severally agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter through the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (c) below.

         (c) Indemnification of the Company and the Selling Stockholders. The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by the Underwriter consists of the following information in the Prospectus furnished on behalf of the
Underwriter: the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting" and the information contained in the ninth, tenth and eleventh paragraphs under the caption "Underwriting" insofar as such paragraphs describe passive market making and stabilization.

         (d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 8, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 8. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Underwriter, its affiliates, directors and officers and any control persons of the Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (e) Contribution. If the indemnification provided for in paragraphs
(a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriter in connection therewith, in each case as set forth in the table on the cover of the Prospectus bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) Limitation on Liability. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         9. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Underwriter of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

         10. Termination. This Agreement may be terminated in the absolute discretion of the Underwriter, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriter, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

         11. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof;
(iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Underwriter may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriter); (vi) the cost of preparing stock certificates;
(vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors including, without limitation, transportation in connection with the "road show"; and (x) all expenses and application fees related to the listing of the Shares on The Nasdaq National Market.

         (b) If (i) this Agreement is terminated pursuant to Section 10, (ii) the Company or the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriter or (iii) the Underwriter declines to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from the Underwriter shall be deemed to be a successor merely by reason of such purchase.

         13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriter contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriter pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriter.

         14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriter shall be given to the Representative c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention: Syndicate Desk. Notices to the Company shall be given to it at Lowrance Electronics, Inc., 12000 East Skelly Drive, Tulsa, Oklahoma 74128, (Fax: (918) 234-1714);
Attention: Douglas J. Townsdin. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at 12000 East Skelly Drive, Tulsa, Oklahoma 74128, (Fax: (918) 234-1714); Attention: Douglas J. Townsdin.

         (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (c) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         (d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                         Very truly yours,


                                        LOWRANCE ELECTRONICS, INC.,

                                             By:
                                                 ------------------------------
                                                     Name:
                                                     Title:

                                        SELLING STOCKHOLDERS,

                                             By:
                                                -------------------------------
                                                     Name:
                                                     Title:


                                             By:
                                                -------------------------------
                                                     Name:
                                                     Title:

                                        As Attorneys-in-Fact acting
                                        on behalf of each of the
                                        Selling Stockholders named
                                        in Schedule I to this
                                        Agreement.


Accepted:            , 2004
          -----------

J.P. MORGAN SECURITIES INC.


By
   ----------------------------
         Authorized Signatory

                                                                      SCHEDULE I



                                    Number of                    Number of
Selling Stockholders:         Underwritten Shares:            Option Shares:
---------------------         --------------------            --------------

                                                                     SCHEDULE II




Underwriter                                      Number of Shares
-----------                                      ----------------
J.P. Morgan Securities Inc.




                                           -----------------------
                                  Total

                                                                         ANNEX A




                  [Form of Opinion of Locke Liddell & Sapp LLP]

         (-) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best knowledge of such counsel, threatened by the Commission.

         (-) The Registration Statement and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

         (-) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (-) The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

         (-) The Company has full right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby have been duly and validly taken.

         (-) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (-) The Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights.

         (-) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such default or violation that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (-) The execution, delivery and performance by the Company of the Underwriting Agreement, the issuance and sale of the Shares to be sold by the Company and delivered on the Closing Date or the Additional Closing Date, as the case may be, the issuance by the Company of the Shares to be issued upon the exercise of the Options, and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, the Underwriting Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority except, in the case of clauses (i) and
(iii) above, for such conflict, breach or violation that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (-) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Underwriting Agreement, the issuance and sale of the Shares to be sold by the Company and delivered on the Closing Date or the Additional Closing Date, as the case may be, the issuance by the Company of the Shares to be issued upon the exercise of the Options, and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Underwriting Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter.

         (-) To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

         (-) The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; the statements in the Prospectus under the headings "U.S. federal tax considerations for non-U.S. holders of common stock", "Description of capital stock" and "Underwriting", and in the Registration Statement in items 14 and 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

         (-) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

         (-) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

         (-) Each of the Company and its subsidiaries owns, possesses or has the right to use the Intellectual Property employed by it in connection with the business conducted by it as of the date hereof.

         (-) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries.

         (-) Each of the Company and its subsidiaries is in compliance with all Environmental Laws, except, in each case, where noncompliance, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole; there are no legal or governmental proceedings pending, or to the knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

         Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial data contained therein, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriter.

         The opinion of Locke Liddell & Sapp LLP described above shall be rendered to the Underwriter at the request of the Company and shall so state therein.

                                                                         ANNEX B


                         [Form of Opinion of Counsel For
                            The Selling Stockholders]

         ( ) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders.

         ( ) A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder in accordance with their terms.

         ( ) Each Selling Stockholder is the record, beneficial and lawful owner of all of the Shares to be sold by such Selling Stockholder and has valid and marketable title to such Shares, and upon delivery of and payment for the Shares, the Underwriter will acquire valid and marketable title to the shares, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim.

         ( ) The sale of the Shares and the execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, the Underwriting Agreement, and the consummation of the transactions contemplated therein, (i) have been duly authorized on the part of each of the Selling Stockholders, and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will any such action result in any violation of the provisions of the charter or by-laws or similar organizational documents of any Selling Stockholder or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter, and except for such consents, approvals, authorizations, registrations or qualifications that could not reasonably be expected to result in a material adverse effect to the Selling Shareholders, including their ability to consummate the transaction.

         The opinion of counsel described above shall be rendered to the Underwriter at the request of the Selling Stockholders and shall so state therein.

                                                                       EXHIBIT A


                            FORM OF LOCK-UP AGREEMENT



                                                                 ______ __, 2004



J.P. MORGAN SECURITIES INC.
277 Park Avenue
New York, NY  10172

         Re:      Lowrance Electronics, Inc. --- Public Offering

Ladies and Gentlemen:

         The undersigned understands that you propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Lowrance Electronics, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by J.P. Morgan Securities Inc. (the "Underwriter"), of common stock, of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

         In consideration of the Underwriter's agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.10 per share par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Underwriter it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

         The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

         This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                         Very truly yours,

                                        [NAME OF STOCKHOLDER]

                                             By:
                                                 ------------------------------
                                                     Name:
                                                     Title: